                                                                    EXHIBIT 10.2

                          AFFIRMATION OF LOAN DOCUMENTS

            Each of the undersigned hereby acknowledges receipt of a copy of the Third Amended and Restated Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of May 25, 2004 by and among Tesoro Petroleum Corporation (the "Borrower"), the financial institutions from time to time party thereto as Lenders (the "Lenders") and Bank One, NA, as Administrative Agent (the "Administrative Agent"). Capitalized terms used in this Affirmation of Loan Documents and not defined herein shall have the meanings given to them in the Credit Agreement.

            Each of the undersigned affirms the terms and conditions of each Loan Document executed by it, including, without limitation, the Security Agreement and the Guaranty, and acknowledges and agrees that each such Loan Document executed by it in connection with the Prior Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. However, the Security Agreement is modified as follows:

            Petroleum Inventory directly acquired by the Borrower or any Subsidiary thereof through the use of those Letters of Credit described in
Section 6.14.7 of the Credit Agreement shall not be subject to the Lien granted under the Security Agreement only until such Petroleum Inventory is no longer subject to any Lien which may have been granted to the applicable issuer(s) of such Letters of Credit in accordance with Section 6.15.24 of the Credit Agreement. Each of the undersigned hereby acknowledge and agree that such Petroleum Inventory, when not subject to such Letter of Credit issuer's Lien, shall be subject to the Lien granted under the Security Agreement.

            Each reference to the "Credit Agreement" contained in the above-referenced documents shall be a reference to the Credit Agreement as the same may from time to time hereafter be amended, modified, supplemented or restated.

Dated:  September 29, 2004

DIGICOMP, INC.                                FAR EAST MARITIME COMPANY
TESORO ALASKA COMPANY                         GOLD STAR MARITIME COMPANY
TESORO AVIATION COMPANY                       SMILEY'S SUPER SERVICE, INC.
TESORO ENVIRONMENTAL RESOURCES COMPANY        TESORO HAWAII CORPORATION
TESORO GAS RESOURCES COMPANY, INC.
TESORO MARITIME COMPANY
TESORO NORTHSHORE COMPANY                     By: /s/ GREGORY A. WRIGHT
TESORO PETROLEUM COMPANIES, INC.                 ---------------------------
TESORO PETROLEUM CORPORATION                  Name:  Gregory A. Wright
TESORO REFINING AND MARKETING COMPANY         Title: Executive Vice President
TESORO TRADING COMPANY                               and Chief Financial Officer
TESORO VOSTOK COMPANY
TESORO WASATCH, LLC
VICTORY FINANCE COMPANY

By: /s/ G. SCOTT SPENDLOVE
   ---------------------------------
Name:  G. Scott Spendlove
Title: Vice President, Finance
       and Treasurer

TESORO FINANCIAL SERVICES HOLDING
COMPANY


By: /s/ CHARLES L. MAGEE
   ---------------------------------
Name:  Charles L. Magee
Title: President


                SIGNATURE PAGE TO AFFIRMATION OF LOAN DOCUMENTS

Acknowledged and agreed as of
the date first set forth above

BANK ONE, NA (MAIN OFFICE CHICAGO)

By: /s/ HELEN A. CARR
    -----------------------------
Name:  Helen A. Carr
Title: First Vice President


                SIGNATURE PAGE TO AFFIRMATION OF LOAN DOCUMENTS